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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): OCTOBER 19, 2000



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-12733                                         41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events

        On October 19, 2000, the Registrant issued a press release disclosing its third quarter and nine months operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Press release dated October 19, 2000 - Tower Automotive Announces Operating Results for the Third Quarter and Nine Months Ended September 30, 2000






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TOWER AUTOMOTIVE, INC.



Date:  October 23, 2000              By: /s/ Anthony A. Barone
                                         ---------------------------------------
                                     Name:   Anthony A. Barone
                                     Title:  Vice President and Chief Financial
                                             Officer (Principal Accounting and
                                             Financial Officer)